Use these links to rapidly review the document
TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Overstock.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

6350 South 3000 East
Salt Lake City, Utah 84121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 1:00 p.m. on May 15, 2007

Dear Fellow Stockholders:

        We cordially invite you to attend the 2007 Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company"). The meeting will be held at 1:00 p.m. on Tuesday, May 15, 2007, at the Company's warehouse located at 1455 South 5500 West, Salt Lake City, Utah 84104, for the following purposes:

  1.
  To elect one Class II director of the Company to serve a term of three (3) years and hold office until his successor has been elected and qualified or until his earlier resignation or removal. A majority of the independent members of the Board of Directors has recommended, and the Company's Board of Directors intends to present, Jason C. Lindsey for re-election to the Board;

  2.
  To approve an amendment of the Company's Performance Share Plan to allow the Company to make payments under the Plan in the form of common stock and to qualify the plan as a "performance-based" plan for purposes of Section 162(m) of the Internal Revenue Code;

  3.
  To ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007; and

  4.
  To transact any other business properly coming before the Annual Meeting or any adjournments or postponements thereof.

        These proposals are discussed in more detail in the attached Proxy Statement. Please read the attached Proxy Statement carefully. Only stockholders who owned shares at the close of business on March 16, 2007 are entitled to attend and vote at the meeting or any adjournment of the meeting. A complete list of the stockholders of record of the Company on March 16, 2007 will be available at the Company's principal executive offices at 6350 South 3000 East, Salt Lake City, Utah for at least ten days prior to the meeting.

        Following the meeting, we will report on our performance in 2006 and answer your questions.

By Order of the Board of Directors,

Jonathan E. Johnson III Secretary

Salt Lake City, Utah
March 30, 2007

        Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying Proxy Card in the enclosed self-addressed, stamped envelope or, if available, follow the instructions for Internet or telephone voting on the Proxy Card.

TABLE OF CONTENTS

PROXY STATEMENT
QUESTIONS AND ANSWERS
PROPOSALS TO BE VOTED ON
1.	ELECTION OF DIRECTOR
2.	AMENDMENT OF PERFORMANCE SHARE PLAN
3.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
4.	OTHER BUSINESS
THE BOARD
General
Board and Committee Meetings
Board Independence
Committees of the Board
Director Qualifications
Identification and Evaluation of Nominees for Director
Communications with the Board
Annual Meeting Attendance
Code of Ethics
Policies and Procedures Regarding Related Party Transactions
Information Regarding Director Nominee and Other Directors
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION DISCUSSION AND ANALYSIS
Introduction
Compensation Objectives
Elements of Compensation
Executive Compensation Action Taken After Year-End
Timing of Stock Option Grants
Severance And Change of Control Arrangements
REPORT OF COMPENSATION COMMITTEE
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
DIRECTOR COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
SHARE OWNERSHIP OF MANAGEMENT, DIRECTORS, NOMINEES AND 5% STOCKHOLDERS
OTHER INFORMATION
EXHIBIT A—PERFORMANCE SHARE PLAN
EXHIBIT B—CHARTER FOR THE COMPENSATION COMMITTEE

i

OVERSTOCK.COM, INC.
6350 South 3000 East
Salt Lake City, Utah 84121

PROXY STATEMENT

        Our Board of Directors is soliciting proxies for the 2007 Annual Meeting of Stockholders to be held at 1:00 p.m. on May 15, 2007 at the Company's warehouse located at 1455 South 5500 West, Salt Lake City, Utah 84104. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

        The Board set March 16, 2007 as the record date for the meeting. Stockholders who owned Overstock common stock on that date are entitled to attend and vote at the meeting. Each share is entitled to one vote. There were 23,636,912 shares of common stock outstanding on the record date.

        Voting materials, which include this Proxy Statement, the proxy card and Overstock's Annual Report on Form 10-K for the year ended December 31, 2006, are being mailed to stockholders on or about March 30, 2007.

QUESTIONS AND ANSWERS

Q:
Why am I receiving this Proxy Statement?

A:
This Proxy Statement describes proposals on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Q:
Who can vote at the Annual Stockholders Meeting?

A:
Stockholders who owned Overstock common stock on March 16, 2007 may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 23,636,912 shares of common stock outstanding on March 16, 2007. Information about the stockholdings of our directors and executive officers is contained in the section entitled "Share Ownership of Management, Directors and 5% Stockholders" beginning on page 30 of this Proxy Statement.

Q:
What is the proxy card?

A:
The proxy card enables you to appoint Patrick M. Byrne and Jonathan E. Johnson III as your representatives at the Annual Meeting. By completing and returning the proxy card you are authorizing Messrs. Byrne and Johnson to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q:
What am I voting on?

A:
You are being asked to vote on:

  •
  the election of one director;

  •
  an amendment of the Company's Performance Share Plan; and

  •
  ratification of our Audit Committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

  The section entitled "Proposals to be Voted On" on page 6 of this Proxy Statement gives you more information about the nominee for election to our Board, the proposed amendment of the Performance Share Plan, and the Company's independent registered public accounting firm. You may also find more information on the nominee in the section entitled "The Board—Information Regarding Director Nominee and Other Directors" beginning on page 16 of this Proxy Statement. We will also transact any other business that properly comes before the meeting.

Q:
How do I vote?

A:
You may vote either by attending the meeting and voting in person, or you may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope, or, if available, by the Internet or by telephone by following the instructions on the proxy card. If you mark your voting instructions on the proxy card, your shares will be voted:

  •
  as you instruct, and

  •
  according to the best judgment of the Board (or the proxy holders, in the absence of instructions from the Board) if a proposal comes up for vote at the meeting that is not on the proxy card.

  If you return a signed card but do not provide voting instructions, your shares will be voted:

    •
    for the named nominee for director;

    •
    for the proposed amendment of the Performance Share Plan;

    •
    for ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and

    •
    according to the best judgment of the Board (or the proxy holders, in the absence of instructions from the Board) if a proposal comes up for a vote at the meeting that is not on the proxy card.

  We will hand out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must obtain a legal proxy from the record holder in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

  We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Q:
What does it mean if I receive more than one proxy card?

A:
It means that you may have multiple accounts at the transfer agent and/or with stockbrokers or other nominees. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:
What if I change my mind after I return my proxy?

A:
You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  sending a written notice to the Secretary of the Company (at the address shown on the cover page) stating that you are revoking your proxy of a particular date,

  •
  signing another proxy with a later date and returning it before the polls close at the meeting, or

  •
  attending the Annual Meeting and voting in person.

Q:
Will my shares be voted if I do not sign and return my proxy card or vote via the Internet or by telephone?

A:
(1) If your shares are held in street name, your brokerage firm or other nominee, under certain circumstances, may vote your shares. Nominees have authority under the Nasdaq rules to vote customers' unvoted shares on some "routine" matters. The proposals to elect a director and ratify the appointment of the independent registered public accounting firm are routine matters. The proposal to approve the amendment of the Performance Share Plan is not a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

  If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a "broker nonvote." A brokerage firm cannot vote customers' shares on non-routine matters without instructions from you.

  You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.

  (2) If your shares are in your name and you do not sign and return your proxy card or vote via the Internet or by telephone, your shares will not be voted unless you vote in person at the meeting.

Q:
How are votes counted?

A:
You may vote:

  •
  with respect to the nominee for election to the Board, either "for" the nominee or to "withhold" your vote from the nominee,

  •
  "for," "against," or "abstain" on the proposal to amend the Company's Performance Share Plan, and

  •
  "for," "against," or "abstain" on the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

Q:
How many stockholders are needed either in person or by proxy to hold the meeting?

A:
To hold the meeting and conduct business, a majority of the Company's outstanding shares entitled to vote as of March 16, 2007 must be present at the meeting. This is called a quorum.

  Shares are counted as present at the meeting if the stockholder either:

    •
    is present in person at the meeting, or

    •
    has properly submitted a proxy card.

  On proposals for routine matters, a broker nonvote is counted for determining the presence of a quorum.

Q:
How many votes must the nominee have to be elected as a director?

A:
The nominee receiving the highest number of "yes" votes will be elected as a director. This number is called a plurality.

Q:
What happens if the nominee is unable to stand for re-election?

A:
A majority of the independent members of the Board may designate a substitute nominee. If you have completed and returned your proxy, Messrs. Byrne and Johnson can vote your shares for a substitute nominee. They cannot vote for more than one nominee.

Q:
How many votes are required to approve the amendment of the Performance Share Plan?

A:
A majority of the shares present, in person or by proxy, excluding broker nonvotes, voting in favor is required to approve the amendment of the Performance Share Plan. Brokers do not have discretion to vote on this proposal without your instruction.

Q:
How many votes are required to ratify the appointment of PricewaterhouseCoopers LLP?

A:
A majority of the shares present, in person or by proxy, including broker nonvotes, voting in favor is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Q:
How many votes are required to approve other matters that may come before the stockholders at the meeting?

A:
A majority of the shares present, in person or by proxy, excluding broker nonvotes, at the meeting voting in favor is required to approve other matters that may come before the stockholders at the meeting.

Q:
What happens if I don't indicate how to vote my proxy?

A:
If you just sign your proxy card without providing further instructions, your shares will be counted as a "yes" vote for the director nominee, "for" the proposed amendment of the Performance Share Plan, and "for" ratification of the selection of PricewaterhouseCoopers LLP.

Q:
Is my vote kept confidential?

A:
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:
Where do I find the voting results of the meeting?

A:
We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2007 on or before August 9, 2007. We will file that report with the SEC, and you can get a copy by calling Investor Relations at (801) 947-3282 or the SEC at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also get a copy from our website at www.overstock.com.

Q:
Who can help answer my questions?

A:
You can call Georgeson Shareholder Communications, our proxy solicitor, toll-free at (800) 314-4549 with any questions about the proposals described in this Proxy Statement or the mechanics of voting.

PROPOSALS TO BE VOTED ON:

1.    ELECTION OF DIRECTOR

        The nominee for election this year as a Class II director, for a three-year term ending in 2010, is Jason C. Lindsey. Mr. Lindsey has been a director from June 1999 to October 2002 and from October 2005 to present, and is also our President and Chief Operating Officer. Mr. Lindsey has consented to serve a new three-year term.

        For information about the nominee, see "The Board—Information Regarding Director Nominee and Other Directors" beginning on page 16.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends a vote "for" Mr. Lindsey.

Vote Required

        Directors are elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting. Votes withheld are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but otherwise they have no legal effect under Delaware law.

2.    AMENDMENT OF PERFORMANCE SHARE PLAN.

        The Overstock.com Performance Share Plan was adopted by the Board and Compensation Committee on January 23, 2006. As adopted, awards under the plan may be paid solely in cash. Further, as adopted, the plan is not a "performance-based" plan, and thus Section 162(m) of the Internal Revenue Code may limit the Company's ability to deduct certain payments to be made under the plan for federal income tax purposes. The Board and Compensation Committee have approved amendments to the plan which, subject to stockholder approval, would permit the Company the flexibility to settle awards made under the plan with shares of common stock rather than in cash, and would also permit the plan to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code, so that the Company's ability to deduct payments under future awards made under the plan would not be limited by Section 162(m). The plan, as proposed to be amended, is attached as Exhibit A to this proxy statement.

Overview of Performance Share Plan And Proposed Amendments

        The Performance Share Plan was adopted to serve as a long-term incentive-based plan for the purposes of attracting, retaining and motivating executives and other key employees. Performance goals under the plan are measured by growth in economic value, as defined in the plan, and are specified in the grants made to participants in the plan. The plan provides for a three-year period for the measurement of the Company's attainment of the performance goal, but at the Company's sole option the Company may make a payment of estimated amounts payable to a plan participant after two years. The payments due to participants under the plan are a function of the then-current market price of a share of the Company's common stock, multiplied by a percentage dependent on the extent to which the performance goal has been attained, which will be between 0% and 200%. If the growth in economic value is 10% compounded annually or less, the percentage will be 0%. If the growth in economic value is 25% compounded annually, the percentage will be 100%. If the growth in economic value is 40% compounded annually or more, the percentage will be 200%. If the percentage growth is between these percentages, the payment percentage will be determined on the basis of straight line interpolation. Amounts payable under the plan are payable in cash unless the Company's stockholders approve settlement of awards under the plan with shares of common stock. If the stockholders approve the amendment as contemplated by this Proposal 2, the Company will have the option of settling awards under the plan, including awards made prior to the date of stockholder approval, in whole or in part with shares of common stock rather than cash. If the stockholders do not approve the amendment as contemplated by this Proposal 2, awards under the plan will remain payable solely in cash.

        As originally adopted, the plan was not structured as a "performance-based" plan for purposes of Section 162(m) of the Internal Revenue Code, and consequently the provisions of Section 162(m) of the Internal Revenue Code could limit the Company's ability to deduct payments made pursuant to the plan. If the stockholders approve the plan as contemplated by this Proposal 2, the plan will qualify as "performance-based", and consequently Section 162(m) should not limit the Company's ability to deduct payments made pursuant to the plan for federal income tax purposes. If the stockholders do not approve the amendment as contemplated by this Proposal 2, payments under the plan to employees covered by Section 162(m) in excess of the limits imposed by Section 162(m) would be non-deductible to the Company for federal income tax purposes. To date, the Company has incurred insignificant federal income tax liabilities; however, in the future the deductibility of payments under the plan could be beneficial to the Company.

Material Features of the Plan

        Purpose:    The purpose of the plan is to advance the interests of the Company and its stockholders by providing incentives to executives and other employees.

        Awards:    From time to time the Board of Directors or the Compensation Committee may approve a grant of an award of Performance Shares under the plan to an employee of the Company. Each Performance Share is intended to have a percentage (between 0% and 200%) of the market value per share of the Company's common stock at the measurement date, depending upon attainment of a pre-determined performance goal over a period of time specified in the grant (the "Award Period"). At the end of the Award Period, the Board is to determine the degree of attainment of the performance goal and to assign a harvest percentage based on that determination, and the Company is to make a cash payment to the participant equal to the market value of the common stock at the measurement date multiplied by the harvest percentage. If the stockholders approve the amendment of the plan as contemplated by this Proposal 2, the Company will have the option of settling awards under the plan in whole or in part with shares of common stock rather than cash.

        Administration:    The plan is administered by the Board, which has authority to select the executives and other employees who shall be participants, to determine the size and terms of an award, to modify the terms of any award that has been granted, to determine the time when awards will be made, to determine the Award Periods applicable to an award, to determine the harvest percentages applicable to an award, to determine the terms of a Participant's grant agreement, to establish performance goals, to determine whether the performance goals were attained, and to make other determinations that are not prohibited by the plan. Under the amendments being submitted to the stockholders as contemplated by this Proposal 2, certain decisions relating to awards intended to qualify as "performance-based" awards may be made solely by the Compensation Committee. In addition however, the Board may delegate any or all of its duties relating to the plan to the Compensation Committee.

        Eligibility and Participation:    The Board has the authority to designate executives and other employees who are to be participants in the plan. Participants are selected from among the executives and other employees who are in a position to have a material effect on the financial results of the Company. The designation of the participants may be made individually or by groups or classifications of executives and other employees, as the Board deems appropriate. At present approximately 35 persons are eligible to participate in the plan on the basis of their positions with the Company.

        Grants:    Each grant specifies, among other matters, (i) the number of performance shares awarded, (ii) the Award Period, (iii) the performance goal to be attained within the Award Period, (iv) the method for determining the harvest percentage based upon the level of achievement of the performance goal, and (v) the maximum award payment.

        Performance Measures:    The performance measures for each award are determined by the Board and are set forth in the grant agreement. The goal may be based on a measure of growth in economic value per share of the Company, or on a similar measure of the Company's financial performance. If the stockholders approve the amendment as contemplated by this Proposal 2, the plan will include the specific performance based measures described below and is expected to qualify as "performance-based" for purposes of Section 162(m). Consequently, Section 162(m) should not limit the Company's ability to deduct payments made pursuant to the plan for federal income tax purposes, provided that the performance measures actually utilized are among the performance measures approved by the stockholders. If the Board grants an award utilizing performance measures not approved by the stockholders, the award would not qualify as performance-based. Awards granted prior to the date the specific performance measures described in this proxy statement are approved by the stockholders will remain subject to the limitations on deductibility of Section 162(m).

        Specific Performance Measures:    The amendment approved by the Board provides that performance measures for purposes of qualifying the plan as a "performance-based" plan for purposes of Section 162(m) shall be based on the attainment of specified levels of one or more of the following measures with respect to the Company or one of its subsidiaries, affiliates, business units, divisions or departments for or within which the Participant performs services: (a) cash position, (b) earnings per share, (c) expenses, (d) gross margin, (e) net income, (f) operating cash flow, (g) operating income, (h) operating margin, (i) return on assets, (j) return on equity, (k) return on sales, (l) revenue, (m) total stockholder return, (n) unit sales and/or (o) economic value, as defined in the plan.

        Payment:    As soon as practicable after the end of the Award Period, the Board or the Compensation Committee, as appropriate, determines (i) whether the applicable Performance Goal has been attained with respect to a given award, (ii) the harvest percentage applied to a given award, and (iii) the actual value of the award. Unless otherwise determined by the Board or otherwise set forth in a grant agreement, the actual value of each Performance Share included in an award is equal to the then market value of one share of common stock multiplied by the harvest percentage. Under the plan as originally adopted, a Participant's actual value is to be settled through a cash payment to the Participant no later than March 15 of the calendar year immediately following the last day of the Award Period. If the stockholders approve the amendment of the plan as contemplated by this Proposal 2, the Company will have the option of settling awards under the plan in whole or in part with shares of common stock rather than cash.

        Limitation on Total Number of Shares that may be Issued under the Plan:    If the stockholders approve the amendment of the plan as contemplated by this Proposal 2, the plan will provide that the maximum aggregate number of shares that may be issued under the plan will be 392,000. To the extent that awards cannot be settled by delivery of shares of common stock as a result of this limitation or otherwise, the Company would be required to settle the awards in cash. In any case, the settlement of awards by delivery of shares would be at the Company's option, and nothing in the plan would require the Company to settle the awards by delivery of shares.

        Termination of Employment:    Except in connection with a change of control as described below or otherwise set forth in a grant agreement, a Participant forfeits all outstanding awards upon any termination of employment prior to the end of the applicable Award Period; provided that the Board may at its discretion provide that if a Participant dies, retires, is disabled, or is granted a leave of absence, or if the Participant's employment is otherwise terminated in a manner reasonably judged to be not seriously detrimental to the Company, then all or a portion of the Participant's award, as determined by the Board, may be paid to the Participant or Participant's beneficiary.

        Change of Control:    If a Participant's employment terminates within 24 months after a Change of Control, then each award held by the Participant granted prior to the Change of Control is to be cancelled and the Participant will receive instead a payment equal to the product of (i) the then market value of 100% of the Performance Shares and (ii) the applicable harvest percentage. The applicable harvest percentage is to be determined based on the extent to which the performance goal has been achieved as of the last day of the calendar quarter ending prior to the date of the termination of the Participant's employment. For purposes of the plan, a "Change of Control" would occur if any person or group other than members of the Byrne Family (as defined in the plan) owns thirty-five percent or more of the then outstanding common stock of the Company.

        Code Section 409A:    If a Participant is a "specified employee" within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), no payment that is "deferred compensation" subject to Code Section 409A is to be made to the Participant prior to the date that is six months after the date of the Participant's separation from service (as defined in Code Section 409A or, if earlier, the Participant's date of death.

        Amendments or Termination:    The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation may be made which would impair any of the rights of a Participant under an existing grant without the Participant's consent, except that the Board may amend the plan in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Code, or any successor thereto, or other applicable laws. The Board could amend the plan, without the approval of the stockholders, in a manner that would increase the cost of the plan to the Company, by increasing the maximum permissible harvest percentage or otherwise, whether or not the stockholders approve this Proposal 2.

        Nontransferability of Awards:    Awards under the plan are not transferable or assignable by the Participant, except to a beneficiary upon the death of the Participant.

        Reduction of Awards:    The Board has the authority, in its sole discretion (subject to applicable law), to reduce any amounts payable to any Participant in order to satisfy any liabilities owed to the Company by the Participant.

        Accounting:    If the stockholders approve the amendment of the plan as contemplated by this Proposal 2, so that the Company would be able to make payments under the plan in the form of common stock, the awards granted under the Plan would be reclassified from liability awards to equity awards in accordance with FAS 123(R). In accounting for such amendment, the Company would reclassify the liability related to the plan to additional paid-in-capital on the amendment date and recognize compensation cost equal to the excess, if any, of the amended award's fair value over the liability award's fair value prior to the modification.

Existing Grants under the Plan and Potential Benefits under the Plan

        The following table sets forth the awards made to date under the plan to (i) each named executive officer, (ii) all current executive officers as a group, and (iii) all employees, including all current officers who are not executive officers, as a group, net of forfeited awards.

Named Executive Officers	Number of Performance Shares Granted
Patrick. M. Byrne, Chief Executive Officer	25,000
David K. Chidester, Senior Vice President, Finance	10,000
Jason C. Lindsey, President and Chief Operating Officer	25,000
Stormy D. Simon, Senior Vice President, Customer Care	15,000
Stephen Tryon, Senior Vice President	10,000
All current executive officers as a group	99,000
All employees, other than executive officers, as a group, net of forfeited awards	115,000

        No awards have been made to current directors who are not executive officers.

        The benefits or amounts that will be received by the participants are not determinable. However, the Company has accrued $900,000 of expense during 2006 based on its estimate of future benefits payable. If the plan permitted payments after a single year, the amount that would have been payable to each of the participants in the plan, including all named executive officers, all current executive officers, and all employees as a group, for 2006 would have been $0.

Vote Required

        If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting will be required to approve the amendment to the plan.

        Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote "against" the proposal.

Recommendation Of The Board Of Directors

        The Board of Directors unanimously recommends that stockholders vote "for" approval of the plan, as amended.

3.    RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1999. Although ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP is not required under our bylaws or other legal requirements, the Company is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders as a matter of good corporate practice. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if stockholders ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee may appoint a different independent registered public accounting firm or replace PricewaterhouseCoopers LLP with a different independent registered public accounting firm at any time if the Audit Committee determines it is in the best interests of the Company and the stockholders to do so. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting in order to respond to appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees and out-of-pocket expenses PricewaterhouseCoopers LLP billed us for each of the last two fiscal years for professional services for the audits of our annual financial statements, management's assessment of the effectiveness of internal control over financial reporting, the effectiveness of internal control over financial reporting and reviews of financial statements included in our Reports on Form 10-K and Form 10-Q were $706,000 in 2005 and $611,000 in 2006, including $33,500 in 2005 for services in connection with our offerings and registration statements.

Audit-Related Fees

        PricewaterhouseCoopers LLP did not bill us any fees in the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under the caption "Audit Fees".

Tax Fees

        PricewaterhouseCoopers LLP did not bill us any fees in the last two fiscal years for compliance, tax advice, or tax planning.

All Other Fees

        PricewaterhouseCoopers LLP did not bill us any fees in the last two fiscal years for products and services provided by PricewaterhouseCoopers LLP, other than the services reported above.

Auditor Independence

        The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing us with the services described above, and has concluded that those services are compatible with their independence from management and from the Company.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

General

        The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which sets forth the procedures and the conditions pursuant to which services to be performed by the independent registered public accounting firm are to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee ("general pre-approval"), or require the specific pre-approval of the Audit Committee ("specific pre-approval"). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.

        The Policy describes the Audit, Audit-related, Tax and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the

Audit Committee at its next meeting. The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Services

        The annual Audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company's consolidated financial statements. Audit services also include the attestation engagement for the independent registered public accounting firm's report on management's assertion on internal control over financial reporting and the effectiveness of internal control over financial reporting. The Policy provides that the Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific Audit services outside the engagement scope.

Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent registered public accounting firm. Under the Policy, the Audit Committee grants general pre-approval to specified Audit-related services. All other Audit-related services not specified must be specifically pre-approved by the Audit Committee.

Tax Services

        Under the Policy, the Audit Committee grants general pre-approval to specific tax compliance, planning and advice services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. Other tax services must be specifically approved by the Audit Committee.

All Other Services

        Under the Policy, the Audit Committee grants general pre-approval to specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the independent registered public accounting firm and are consistent with the SEC's rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.

Procedures

        The Policy provides that at the beginning of each year, the Senior Vice President, Finance (our principal financial and accounting officer) and the Company's independent registered public accounting firm will jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to general pre-approval. This schedule will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees (or a range of projected fees) for each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule will be subject to further specific approval of the Audit Committee. The Policy prohibits the independent registered public accounting firm from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that the stockholders vote "for" ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

Vote Required

        The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be required to approve the proposal.

4.    OTHER BUSINESS

        The Board knows of no other business for consideration at the meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, Messrs. Byrne and Johnson will vote, or otherwise act, on your behalf in accordance with the Board's (or, in the absence of instructions from the Board, their) judgment on such matters.

THE BOARD

General

        The Board of Directors is currently composed of five members. One current director is a nominee for re-election this year. The remaining four directors will continue to serve the terms described below. Our directors serve staggered terms. This is accomplished as follows:

  •
  each director serves a three-year term,

  •
  the directors are divided into three classes,

  •
  the classes are as nearly equal in number as possible, and

  •
  the term of each class begins on a staggered schedule.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for Mr. Lindsey, who is the President and Chief Operating Officer and a current director of the Company. In the event that the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by a majority of the independent members of the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominee approved by a majority of the independent members of the Board, if possible. The term of office of the person elected as a director will continue until the 2010 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. It is not expected that the nominee will be unable or will decline to serve as a director.

Board and Committee Meetings

        The Board held six meetings during 2006. The Audit Committee held eight meetings during 2006, and the Compensation Committee held three meetings during 2006. Each director attended at least 75% of the meetings of the Board and of the committees on which he or she served during 2006.

Board Independence

        The Board currently consists of five members. The Board of Directors has determined that, except for our Chief Executive Officer Patrick M. Byrne, and our President and Chief Operating Officer Jason C. Lindsey, each of our current directors is independent within the meaning of the Nasdaq director independence standards. In reaching this determination, the Board considered that neither Ray J. Groves nor Allison H. Abraham has any relationship with the Company except as a director and stockholder. With respect to Barclay (Clay) F. Corbus, the Board considered the fact that Mr. Corbus is Co-CEO of WR Hambrecht + Co., and considered the services that WR Hambrecht + Co. has performed for the Company and the Board determined that Mr. Corbus met independence requirements. During 2006 the members of the Board also included John J. Byrne, who is the father of Patrick M. Byrne and was not considered independent, and Gordon S. Macklin and John A. Fisher, each of whom was determined to be independent by the Board. Mr. John J. Byrne resigned from the Board on July 31, 2006; Mr. Macklin passed away on January 30, 2007; and Mr. Fisher resigned from the Board on February 23, 2007.

Committees of the Board

        The Board of Directors has an Audit Committee and a Compensation Committee, each of which has adopted a written charter. All members of the committees are appointed by the Board of Directors, and each member is independent within the meaning of the Nasdaq director independence standards and SEC rules. The committees are described in more detail below. In addition, the Board has adopted resolutions authorizing a majority of the independent members of the Board of Directors to recommend nominees for election to the Board, as described in more detail below.

        Audit Committee.    The Board has an Audit Committee consisting of Ray J. Groves, Allison H. Abraham and Barclay (Clay) F. Corbus, each of whom is independent within the meaning of the Nasdaq director independence standards. The Board of Directors has determined that each of Mr. Groves and Ms. Abraham is an "audit committee financial expert" as defined by the SEC. The Audit Committee is responsible for reviewing and monitoring our financial statements and internal accounting procedures, selecting, reviewing and monitoring our independent registered public accounting firm, evaluating the scope of the annual audit, reviewing audit results, and consulting with management and our independent registered public accounting firm prior to presentation of financial statements to stockholders. The Audit Committee Report is included beginning on page 29 of this proxy statement.

        Compensation Committee.    The Board also has a Compensation Committee consisting of Ray J. Groves and Allison H. Abraham, each of whom is a non-employee and independent under the Nasdaq independence standards. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for our directors, officers and other employees and administering various incentive compensation and benefit plans. The Compensation Committee Report is included on page 23 of this proxy statement.

        Nominations.    The Board does not have a standing nominating committee or committee performing similar functions. The Board has adopted resolutions in accordance with applicable Nasdaq rules authorizing a majority of the independent members of the Board to recommend nominees to the full Board. The Board believes that it is appropriate for the Board not to have a nominating committee because of the small size of the full Board. The Board currently consists of five members, three of whom are independent. The Board considered forming a nominations committee consisting of some or all of the independent members of the Board. Forming a committee consisting of less than all the independent members was unattractive because it would have omitted one or more of the independent members of the Board. The Board desired the participation in the nomination procedure of all of its independent members, and therefore authorized a majority of the independent members of the Board to make nominations. The Board intends to review this matter periodically, and may in the future elect to designate a formal nominations committee. Each member of the Board of Directors has historically participated in the consideration of director nominees. The independent members of the Board do not have a nominating committee charter, but act pursuant to Board resolutions as described above. Each of the members of the Board authorized to recommend nominees to the full Board is independent within the meaning of the Nasdaq director independence standards.

Director Qualifications

        The independent members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the independent members. The independent members believe that candidates for election to the Board should have the highest professional and personal ethics and values, consistent with those of the Company. Candidates should have broad relevant experience, and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice based on experience, and they must actively represent the interests of the stockholders. The independent members believe that a variety of types and a balance of knowledge, experience and capabilities among the members of the Board are in the best interests of the stockholders.

Identification and Evaluation of Nominees for Director

        The independent members of the Board believe that the current Board composition is serving the stockholders of the Company well. The independent Board members have recommended additional persons, including Mr. Barclay (Clay) F. Corbus, who joined the Board in March 2007, as candidates for the Board from time to time, based largely on the qualifications of the potential candidates, rather than on any perceived need of the Company. In the future, the independent members may consider candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.

        The independent members have a policy that they will consider any properly submitted director candidates recommended by stockholders of the Company. Any stockholder who desires to submit a recommendation should submit a written recommendation to the Board, including information about the qualifications of the person to be a nominee for election to the Board, and a consent of the person to serve if elected, addressed to Board of Directors, Overstock.com, Inc., 6350 South 3000 East, Salt Lake City, Utah 84121. There is no difference in the manner in which the independent members would evaluate a nominee based on whether the nominee is recommended by a stockholder.

        The independent members have not approved any nominee for inclusion on the Company's proxy card for the 2007 Annual Meeting other than Jason C. Lindsey, who is standing for re-election. The Company has not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The independent members did not receive, by November 18, 2006, any recommended nominee from any stockholder that beneficially owned more than 5% of the Company's voting common stock for at least one year as of the date the recommendation was made, or from a group of stockholders that beneficially owned, in the aggregate, more than 5% of the Company's voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

Communications with the Board

        In January 2004 the Board adopted resolutions to provide a formal process by which stockholders may communicate with the Board. Although the adoption of the formal process did not change the previously existing informal procedures by which stockholders could communicate with the Board, whether for the purpose of recommending nominees for election to the Company's Board of Directors or for other purposes, the adoption of the formal process did clarify that stockholders may communicate directly with the Board, whether for the purpose of recommending nominees for election to the Company's Board of Directors or for other purposes. The formal process adopted by the Board permits stockholders to communicate with the Board either in writing, addressed to the Board at the Company's headquarters at 6350 South 3000 East, Salt Lake City, Utah 84121, or by e-mail, sent to boardofdirectors@overstock.com. All communications from stockholders regarding matters appropriate for stockholder communications with the Board and delivered as described will be delivered to Board members.

Annual Meeting Attendance

        The Company's policy is that Board members should attend annual stockholder meetings if reasonably possible. All the members of the Board attended the 2006 annual stockholders meeting.

Code of Ethics

        The Company has adopted a code of ethics that applies to all of the Company's directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide a copy of the code of ethics to any person without charge, upon request. Requests for a copy of the code of ethics may be made in writing addressed to: General Counsel, Overstock.com, Inc., 6350 South 3000 East, Salt Lake City, Utah 84121.

Policies and Procedures Regarding Related Party Transactions

        The Board has established a written policy and procedures for the review, approval or ratification of related party transactions. Under the Board's policy, any related party transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K is subject to the prior approval of the Audit Committee unless prior approval is not feasible, in which case the transaction is required to be considered at the Audit Committee's next meeting and, if the Audit Committee determines it to be appropriate, may be ratified at that meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable to the Company than terms generally available from an unrelated person under the same or similar circumstances, and the extent of the related person's interest in the transaction. No member of the Audit Committee participates in any approval or ratification of a related party transaction in which such member is a related person, other than to provide all material information regarding the transaction, including information regarding the extent of the member's interest in the transaction, to the Audit Committee. If a related party transaction will be ongoing, the Audit Committee may establish guidelines or other parameters or conditions relating to the Company's participation in the transaction. The Audit Committee may from time to time pre-approve types or categories of transactions by related persons, such as purchases of products or services offered by the Company on the terms such products or services are offered to the public.

Information Regarding Director Nominee and Other Directors

        Set forth below is certain information as of the record date regarding the nominee for election and all other directors of Overstock whose term of office continues after the 2007 Annual Meeting.

Class II Directors (Term Expiring in 2007) and Nominee for Election for Terms Expiring in 2010

Name	Age	Position with the Company	Director Since
Jason C. Lindsey	37	Director, President and Chief Operating Officer	June 1999 to October 2002 and October 2005 to present

        Jason C. Lindsey is currently the President and Chief Operating Officer and a Director of Overstock. He has served as our President and Chief Operating Officer since April 2006 and as a Director since October 2005. He previously served as a Director from June 1999 to October 2002, and as our Chief Financial Officer from June 1999 to August 2003 and as our President from April 2003 to August 2003. From June 1998 to January 2001 and from September 2003 to present, Mr. Lindsey was and is the Controller of the Haverford Group, an investment company and an affiliate of Overstock. Prior to joining the Haverford Group, Mr. Lindsey was an auditor with Price Waterhouse LLP from January 1996 to June 1998. Mr. Lindsey has a Bachelor of Arts and a Master's degree in accounting from Utah State University.

Class III Directors (Term Expiring in 2008)

Name	Age	Position with the Company	Director Since
Allison H. Abraham	44	Director	March 2002
Ray J. Groves	71	Director	October 2005

        Allison H. Abraham has served as a Director of Overstock since March 2002 and is currently a consultant to several early stage companies. She is a member of the Audit Committee and Chair of the Compensation Committee. Ms. Abraham served as President and as a director of LifeMinders, Inc., an online direct marketing company, from May 2000 until the acquisition of LifeMinders by Cross Media Marketing Corp. in October 2001. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage Inc., an online media company, from May 1998 to May 2000. From February 1997 to April 1998, Ms. Abraham was President, Chief Operating Officer and a director of Shoppers Express, an online grocery service, and also served as Vice President of Sales and Marketing for several months prior to her promotion. From 1992 to 1996, Ms. Abraham held several marketing and management positions at Ameritech Corporation. She was employed at American Express Travel Related Services in New York City from 1988 to 1992, focusing on the launch of new products and loyalty programs. Ms. Abraham holds a Bachelor of Arts in Economics from Tufts University and a MBA degree from the Darden School at the University of Virginia.

        Ray J. Groves has served as a Director of Overstock since October 2005. He is Chair of the Audit Committee and a member of the Compensation Committee. Mr. Groves was with Ernst & Young for 37 years serving as Chairman and Chief Executive Officer for the last 17 years until his retirement in 1994. He then served as Chairman of Legg Mason Merchant Banking Inc. from 1995 to 2001, and was President, Chairman and Senior Advisor of Marsh Inc. from 2001 to 2005. Mr. Groves also serves on the board of directors of Boston Scientific Corporation and Electronic Data Systems Corporation. He is a member of the Council on Foreign Relations. Mr. Groves is a former member of the Board of Governors of the American Stock Exchange and the National Association of Securities Dealers. Mr. Groves is former Chairman of the Board of Directors of the American Institute of Certified Public Accountants. He is a member and former Chair of the Board of Directors of the Ohio State University Foundation and a member of the Dean's Advisory Council of the Fisher College of Business. He is a former member of the Board of Overseers of The Wharton School of the University of Pennsylvania and served as the Chairman of its Center for the Study of the Service Sector. Mr. Groves is a managing director of the Metropolitan Opera Association. Mr. Groves received a B.S. degree in Business from The Ohio State University.

Class I Directors (Term Expiring in 2009)

Name	Age	Position with the Company	Director Since
Patrick M. Byrne	44	Chief Executive Officer and Director	October 1999
Barclay (Clay) F. Corbus	40	Director	March 2007

        Dr. Patrick M. Byrne has served as our principal executive officer and as a Director since October 1999, as Chairman of the Board from February 2001 through October 2005 and from April 2006 to the present, and currently serves as our Chief Executive Officer. From September 1997 to May 1999, Dr. Byrne served as President and Chief Executive Officer of Fechheimer Brothers, Inc., a manufacturer and distributor of uniforms. From 1995 until its sale in September 1999, Dr. Byrne was Chairman, President and Chief Executive Officer of Centricut, LLC, a manufacturer and distributor of industrial torch parts. From 1994 to the present, Dr. Byrne has served as a Manager of the Haverford Group, an investment company and an affiliate of Overstock. Dr. Byrne has a Bachelor of Arts degree in Chinese studies from Dartmouth College, a Master's degree from Cambridge University as a Marshall Scholar, and a Ph.D. in philosophy from Stanford University.

        Barclay (Clay) F. Corbus has served as a Director of Overstock since March 2007. He is a member of the Audit Committee. Mr. Corbus has served as Co-CEO of WR Hambrecht + Co. since July 2004, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with an AB in Government and has an MBA in Finance from Columbia Business School.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2006:

    •
    None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

    •
    None of the members of the Compensation Committee was a participant in any "related person" transaction;

    •
    None of the Company's executive officers served on the Compensation Committee of another entity where one of that entity's officers served on the Company's Board or as a member of its Compensation Committee; and

    •
    None of the Company's executive officers was a director of another entity where one of that entity's officers served on the Company's Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

        Introduction.     The Compensation Committee administers our executive compensation program. The committee, which is composed entirely of independent directors, is responsible for reviewing and approving the compensation policies for executive officers and directors, for reviewing and approving all forms of correspondence for our executive officers and directors, for administering our incentive compensation programs (including our stock option plans and our Performance Share Plan), for approving and overseeing the administration of our employee benefits programs, and for providing insight and guidance to management with respect to employee compensation and retention generally. Following is a discussion of the objectives and implementation of our executive compensation programs.

        The Compensation Committee operates under a charter adopted by the board of directors, a copy of which is attached as Exhibit B to this proxy statement. The committee annually reviews the adequacy of its charter and recommends changes to the board for approval as it considers appropriate. The committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the board of directors. The committee collects and analyzes comparative executive compensation information from relevant peer groups, approves executive salary adjustments, approves awards under incentive/bonus plans, approves discretionary bonuses, and administers the Company's 2005 Equity Incentive Plan and Performance Share Plan. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning. Our Chief Executive Officer and our President make recommendations and participate with respect to decisions concerning other executive officers. The committee has not used outside compensation consultants to determine or recommend the amount or form of executive or director compensation.

        Compensation Objectives.     Our executive compensation programs seek to attract and retain competent executive management who will build long-term economic value for the Company. Our Chief Executive Officer has refused to accept any salary or bonus since our inception, and prior to 2007 we intentionally set all executive salaries at levels below the amounts we believe our executives could have earned elsewhere. In February 2007, in order to retain our executive management the committee authorized increases to our executives' salaries, but nevertheless continues to adhere to a compensation philosophy that the executive salary and bonus levels should remain modest in comparison to those paid at comparable companies, and that executives' opportunities for more significant compensation should be tied closely to the Company's performance. The objectives of our executive compensation plans and programs are to:

  •
  Emphasize the enhancement of the economic value of the Company;

  •
  Facilitate the retention of senior executives;

  •
  Deliver the total executive compensation package in a cost-effective manner; and

  •
  Encourage management ownership of our common stock.

        Our executive compensation policy is designed to encourage decisions and actions that have a positive effect on our economic value and our overall corporate performance. The Performance Share Plan is designed to have no value to the executives or other participants if the Company's economic value fails to increase as described below, and to have increasing value if the Company's economic value and stock price increase. Similarly, grants under the Company's 2005 Equity Incentive Plan (to date in the form of stock option grants) have no value to the executives or other participants if the Company's stock price fails to increase above the exercise prices of the respective option grants. Grants under the Performance Share Plan are included in the Summary Compensation Table and in the Grants of Plan-Based Awards Table below. No grants were made to named executive officers during 2006 under the 2005 Equity Incentive Plan.

        The accounting and tax treatment of particular forms of compensation generally do not affect the committee's compensation decisions. However, the committee evaluates the effects of accounting and tax treatment on an ongoing basis and takes those effects into account to the extent it considers appropriate.

        The committee reviews executive pay practices at other similarly situated companies as part of its process of determining the appropriate levels of compensation.

        Elements of Compensation.     The elements of total compensation the Company pays to its named executive officers identified in the Summary Compensation Table below (the "Named Executive Officers") other than its Chief Executive Officer (the "CEO") are as follows:

  •
  Base salary;

  •
  Annual individual cash bonuses;

  •
  Participation in an Annual Bonus Pool;

  •
  Awards under our Performance Share Plan;

  •
  Awards under our 2005 Equity Incentive Plan;

  •
  Matching contributions under our 401(k) plan; and

  •
  Benefits under our health and welfare benefits plans.

        Each of these elements is discussed below. Our CEO declined to accept any compensation during 2006 except for a grant of 25,000 performance shares under the Company's Performance Share Plan, as reflected in the Summary Compensation Table and discussed below, and assistance with Schedule 13D filings as reflected in the Summary Compensation Table. The amount shown for the CEO in the Option Awards column of the Summary Compensation Table reflects stock option grants made in prior years.

        Base Salary.    The base salaries of the Named Executive Officers are reviewed by the committee annually. The committee reviews peer group data as well as a subjective evaluation of individual performance. Salaries in 2006 were intentionally set at levels below the amounts the committee believes the executives could have earned elsewhere. Salary income for each Named Executive Officer for calendar year 2006 is reported in the Summary Compensation Table.

        Annual Individual Cash Bonuses.    Annual individual cash bonuses paid to the Named Executive Officers are determined by the committee annually and are intended to serve both as an incentive for individual performance and as a retention mechanism. The amounts of the bonuses are determined by the committee based on recommendations made by the CEO and on the committee's subjective view of the performance of the respective Named Executive Officers during the prior year. The amounts are intended to be sufficient to enable the Company to retain the services of the Named Executive officers, and to be meaningful to the Named Executive Officers as an incentive to superior efforts and performance in the following year, but without being more than the amounts necessary to achieve these purposes. Bonus amounts paid to each Named Executive Officer for calendar year 2006 are reported in the Summary Compensation Table.

        Annual Bonus Pool.    In January 2006 the committee approved the establishment of a bonus plan for 2006 for Company executives with a target of 100% of salaries of the executives. The actual amount of the bonus pool was intended to be established at the end of 2006 by the committee, after considering the CEO's recommendations, according to the committee's judgment of overall accomplishments against the Company's 2006 business plan and growth in the economic value of the Company of at least 20%. The actual bonus pool was intended to range from 0% to 200% of the target amount, and individual executive payments from the bonus pool were intended to range from 0% of salary to 200% of salary. The plan is designed to provide at-risk (incentive) compensation that aligns management's financial interests with those of our stockholders. Because the committee determined that the Company failed to achieve growth in its economic value of at least 20% during 2006, no amounts were paid under this plan with respect to 2006.

        Performance Share Plan.    The committee approved the adoption of the Company's Performance Share Plan in January 2006. The Performance Share Plan provides for a three-year period for the measurement of the Company's attainment of the performance goal described in the form of grant, but at the Company's sole option the Company may make a payment of estimated amounts payable to a plan participant after two years. The performance goal is normally measured by growth in economic value, as defined in the plan. The amount of payments due to participants under the plan is a function of the then current market price of a share of the Company's common stock, multiplied by a percentage dependent on the extent to which the performance goal has been attained, which is between 0% and 200%. If the growth in economic value is 10% compounded annually or less, the percentage will be 0%. If the growth in economic value is 25% compounded annually, the percentage is 100%. If the growth in economic value is 40% compounded annually or more, the percentage is 200%. If the percentage growth is between these percentages, the payment percentage is determined on the basis of straight line interpolation. Amounts payable under the plan will be payable in cash unless the Company's stockholders approve settlement of awards under the plan with shares of common stock. The provisions of section 162(m) of the Internal Revenue Code could limit the Company's ability to deduct payments made pursuant to the plan. The awards granted under the plan to each Named Executive Officer in 2006 are set forth in the Grants of Plan-Based Awards Table and the dollar amount recognized as compensation cost for financial statement reporting purposes for calendar year 2006 with respect to each such award (determined in accordance with FAS 123R without regard to forfeitures) is set forth in the Summary Compensation Table. The plan is designed to provide at-risk (incentive) compensation that aligns management's financial interests with those of our stockholders. No actual cash or other payments were made under these awards during 2006.

        2005 Equity Incentive Plan.    We use the grant of stock options under our 2005 Equity Incentive Plan to provide long-term incentive compensation opportunities to our key employees, including the Named Executive Officers. The plan was approved by the stockholders in 2005 and provides for the grant of awards, including qualified and non-qualified stock options to purchase shares of our common stock. Options granted under the plan have been granted at a per share exercise price which is not less than 100% of the fair market value of the underlying shares on the date that the option is granted. Accordingly, options granted under the plan have no intrinsic value unless the market price of the Company's common stock increases after the date of grant. The plan also provides for the grant of restricted stock awards and other types of awards, although to date we have not made any such awards. The plan is designed to provide at-risk (incentive) compensation that aligns management's financial interests with those of our stockholders and encourages management ownership of our common stock. We have not adopted any specific policy regarding the amount or timing of any stock-based compensation under the plan. No options were granted to any Named Executive Officer in 2006. The dollar amount recognized as compensation cost for financial statement reporting purposes for calendar year 2006 with respect to options granted in prior years (determined in accordance with FAS 123R without regard to forfeitures) is set forth in the Summary Compensation Table. Information concerning the number of options held by each Named Executive Officer as of December 31, 2006 is set forth in the Outstanding Equity Awards at Fiscal Year-End Table.

        401(k) Plan.    We maintain a 401(k) plan, in which Named Executive Officers may participate. During 2006 we matched 50% of participants' contributions on up to 6% of their salaries and contributed 2% as a profit-sharing contribution. The amounts of matching contributions and profit sharing contributions allocated to our Named Executive Officers are set forth in the Summary Compensation Table. Participation in the 401(k) plan is available to employees on a non-discriminatory basis.

        Health and Welfare Benefits.    We provide health, life and disability insurance and other employee benefits programs to our employees, including our Named Executive Officers. The committee is responsible for overseeing the administration of these programs and believes that the employee benefits programs should be generally comparable to those maintained by comparable companies so that we are able to attract and retain officers and other employees. Our employee benefits plans are provided on a non-discriminatory basis to all employees.

        Executive Compensation Action Taken After Year-End.     For 2006, the Named Executive Officers (other than our CEO, who received no salary) received salaries that were intentionally set at below-market levels. Effective January 1, 2007 the committee approved increases to the base salaries of the Named Executive Officers (other than the CEO, who continued to receive no salary), based upon a review of peer compensation at other Utah-based companies, with the objective of retaining the Named Executive Officers. The base salaries of the Named Executive Officers, other than the CEO, were each doubled, from $100,000 per year to $200,000 per year, except that the base salary of the President and Chief Operating Officer was increased from $100,000 to $300,000 per year. The committee approved these increases to the base salary levels in order to bring the base salary levels closer to the amounts the committee believes the executives would earn elsewhere, with the goal of retaining the Named Executive Officers. At the same time, the committee approved cash bonuses for the Named Executive Officers (other than the CEO, who declined to accept any bonus) of $120,000 each, except for the President and Chief Operating Officer, who received a bonus of $180,000. The committee approved these bonus payments in part based on its subjective evaluation of the performance and contributions of the Named Executive Officers, and in part to retain the Named Executive Officers.

        Timing of Stock Option Grants.     The Company does not have any program, plan or practice to time option grants to its Named Executive Officers or to any other employee in coordination with the release of material non-public information. The Company's Board of Directors and Board committees, including the Compensation Committee, normally schedule their regular meetings at least a year in advance. Meetings of the Compensation Committee are generally held in connection with the regularly scheduled Board meetings. The meetings are scheduled in an effort to meet a number of different timing objectives, including the review of financial results and the review of press releases and filings containing financial results. Because the Compensation Committee approves stock option grants at some of its regularly scheduled meetings, option grants are sometimes made within a week before or after the public release of financial results or other material information. However, that is a result of the fact that the Compensation Committee holds its meetings in connection with the Board meetings, not as a result of a program, plan or practice to time option grants. The Company also does not set the grant date of its stock option grants to new executives in coordination with the release of material non-public information, and has not timed, and does not plan to time, its release of material non-public information for the purpose of affecting the value of executive compensation.

        Severance And Change of Control Arrangements.     None of our executive officers has any contractual right to any severance or change of control payments under any employment or severance agreement. Our executive officers hold options issued under our stock option plans, and have certain payment rights under our Performance Share Plan, and the vesting of options or rights issued under those plans may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the optionee within a period of time after a change of control has occurred. The Performance Share Plan provides that if a participant is terminated within 24 months after a change of control (as defined in the plan), the participant's award under the plan will be cancelled and the participant will receive a payment equal to the then market value of the common stock multiplied by the harvest percentage (as previously described), with the harvest percentage being determined based on the extent to which the relevant performance goal had been achieved as of the end of the calendar quarter prior to the employee's termination, and contains a similar provision applicable if the Company sells a business unit to a purchaser which does not assume responsibility for awards held by employees of that business unit. The 2005 Equity Incentive Plan provides that in the event of a merger or change of control (as defined in the plan) outstanding options shall be assumed by the successor or an equivalent option shall be substituted, or the option shall vest and the participant will have the right to exercise the option. The Compensation Committee believes that these provisions are reasonable.

REPORT OF COMPENSATION COMMITTEE

        The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for 2006 and the Company's 2007 proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

Allison H. Abraham
Ray J. Groves

Compensation Paid to Executive Officers

        The following table sets forth information for the year ended December 31, 2006 concerning the compensation for services in all capacities to the Company and its subsidiaries of our principal executive officer and our principal financial officer, as well as our other three most highly compensated executive officers, calculated in accordance with the SEC's rules. We refer to these individuals throughout this proxy statement as the "Named Executive Officers".

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus (1)($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Patrick M. Byrne, CEO	2006	$0	$0	$114,235	$16,583	$0	$6,750	$137,568
David K. Chidester, Senior Vice President, Finance	2006	$100,000	$120,000	$45,694	$89,584	$0	$12,375	$367,653
Jason C. Lindsey, President and Chief Operating Officer	2006	$100,000	$180,000	$114,235	$205,200	$0	$3,281	$602,717
Stormy D. Simon, Senior Vice President, Customer Care, PR and Branding	2006	$100,000	$120,000	$68,541	$167,854	$0	$12,375	$468,770
Steven P. Tryon, Senior Vice President, Logistics	2006	$100,000	$120,000	$45,694	$165,900	$0	$10,979	$442,573

(1)
Bonuses were paid in February 2007 and relate to 2006.

(2)
The Stock Awards column reflects grants in 2006 under the Company's Performance Share Plan. The Performance Share Plan is a long-term incentive-based plan. Performance goals under the plan are measured by growth in economic value, as defined in the plan, and are specified in the grants made to participants in the plan. The plan provides for a three-year period for the measurement of the Company's attainment of the performance goal, but at the Company's sole option the Company may make a payment of estimated amounts payable to a plan participant after two years. The payments due to participants under the plan are a function of the then-current market price of a share of the Company's common stock, multiplied by a percentage dependent on the extent to which the performance goal has been attained, which will be between 0% and 200%. If the growth in economic value is 10% compounded annually or less, the percentage will be 0%. If the growth in economic value is 25% compounded annually, the percentage will be 100%. If the growth in economic value is 40% compounded annually or more, the percentage will be 200%. If the percentage growth is between these percentages, the payment percentage will be determined on the basis of straight line interpolation. Amounts payable under the plan are payable in cash unless the Company's stockholders approve settlement of awards under the plan with shares of common stock. The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) without regard to estimated forfeitures. Assumptions used in the calculation of these amounts are discussed in Note 19 to the Company's audited financial statements for the fiscal year ended December 31, 2006, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around March 14, 2007.

(3)
The Option Awards column reflects awards under the Company's 2005 Equity Incentive Plan and previous equity incentive plans. The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) without regard to estimated forfeitures and thus include amounts from awards granted prior to 2006. No awards were made under this plan to any Named Executive Officer during 2006. Assumptions used in the calculation of these amounts are discussed in Note 18 to the Company's audited financial statements for the fiscal year ended December 31, 2006, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around March 14, 2007.

(4)
This column reflects the Company's 2006 Bonus Plan. The 2006 Bonus Plan is an incentive plan for Company executives. The plan established a target of 100% of the amount of the executives' salaries. The actual amount of the bonus pool was to be established at the end of 2006 by the Compensation Committee, after considering the President's recommendations, according to the Compensation Committee's judgment of overall accomplishments against the Company's 2006 business plan and growth in the economic value of the Company of at least 20%. The actual bonus pool was to range from 0% to 200% of the target amount, and individual executive payments from the bonus pool were to range from 0% of salary to 200% of salary. Because the Compensation Committee determined that the Company had not achieved growth in the economic value of the Company of at least 20%, no payments were made under this plan.

(5)
Except with respect to the CEO, amounts shown are 401(k) matching contributions from the Company and were made in the form of Company common stock. With respect to the CEO, the amount shown is for assistance with Schedule 13D filings.

Grants of Plan-Based Awards

        The following table sets forth information concerning grants of awards pursuant to plans made to the Named Executive Officers during the year ended December 31, 2006.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(5)
								Grant Date Fair Value of Stock and Option Awards(9)
Name	Grant Date	Threshold (2)($)	Target (3)($)	Maximum (4)($)	Threshold (6)(#)	Target (7)(#)	Maximum (8)(#)
Patrick M. Byrne	1/23/06	N/A	N/A	N/A	0	395,000	790,000	$685,000
David K. Chidester	1/23/06	$0	$100,000	$200,000	0	158,000	316,000	$246,100
Jason C. Lindsey	1/23/06	$0	$100,000	$200,000	0	395,000	790,000	$685,000
Stormy D. Simon	1/23/06	$0	$100,000	$200,000	0	237,000	474,000	$369,150
Steven P. Tryon	1/23/06	$0	$100,000	$200,000	0	158,000	316,000	$246,100

(1)
Amounts reported relate to the Company's 2006 Bonus Plan, under which participants had an opportunity to earn bonuses as described in footnote 4 to the Summary Compensation Table. No bonuses were paid under this plan with respect to 2006.

(2)
The minimum amount payable under the plan was $0.

(3)
The target amount was 100% of the executive's salary.

(4)
The maximum amount was 200% of the executive's salary.

(5)
Amounts reported relate to the Company's Performance Share Plan and the Company's 2005 Equity Incentive Plan; however, no awards were made under the 2005 Equity Incentive Plan to any named executive officer during 2006.

(6)
If the Company's growth in economic value is 10% or less compounded annually, the amount payable under the Performance Share Plan is $0.

(7)
The target amount is calculated as the amount that would have been payable if the Company's growth in economic value were 25% compounded annually and the market price of the common stock were $15.80 per share, which was the closing price on December 29, 2006.

(8)
The maximum amount is calculated as the amount that would have been payable if the Company's growth in economic value were 40% or more compounded annually and the market price of the common stock were $15.80 per share, which was the closing price on December 29, 2006.

(9)
Amounts shown relate to grants under the Company's Performance Share Plan. The grant date fair value was determined using an assumed growth in economic value of 25% compounded annually and the stock price on the date of grant ($24.61 for Mr. Chidester, Ms. Simon and Mr. Tryon, and $27.40 for Messrs. Byrne and Lindsey).

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END(1)

	Option Awards(2)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Patrick M. Byrne	119,972 —	— —		$5.07 —	01/21/07 —	— 25,000	$	— 395,000
David K. Chidester	9,881 3,760 2,378 18,500 —	— 240 388 6,500 —	$ $ $ $	5.07 13.57 13.09 18.58 —	01/21/07 03/16/08 07/28/08 01/22/09 —	— — — — 10,000	$	— — — — 158,000
Jason C. Lindsey	4,129 2 4,800 —	— 2,000 10,200 —	$ $ $	5.07 8.54 35.41 —	01/21/07 04/28/08 10/24/10 —	— — — 25,000	$	— — — 395,000
Stormy D. Simon	5,293 6,198 6,000 11,100 5,000 —	— 1,009 1,500 3,900 5,000 —	$ $ $ $ $	11.90 13.09 12.84 18.58 58.30 —	04/22/07 07/28/08 10/27/08 01/22/09 01/24/10 —	— — — — — 15,000	$	— — — — — 237,000
Steven P. Tryon	21,000 —	14,000 —		$31.03 —	08/23/09 —	— 10,000	$	— 158,000

(1)
Awards shown in this table consist of option grants under the Company's 2005 Equity Incentive Plan and of grants under the Company's Performance Share Plan.

(2)
Options vest over the first four years of the option term at a rate of 25% at the end of the first year and 2% per month thereafter.

(3)
Amounts shown relate to grants under the Company's Performance Share Plan. The target amount is calculated as the amount that would have been payable if the Company's growth in economic value were 25% compounded annually and the market price of the common stock were $15.80 per share, which was the closing price on December 29, 2006.

Option Exercises and Stock Vested

        The following Option Exercises and Stock Vested table provides additional information about the value realized by our Named Executive Officers on option award exercises during the year ended December 31, 2006.

OPTION EXERCISES AND STOCK VESTED

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)
Patrick M. Byrne	17,643		$255,647
David K. Chidester	8,776 2,796	$ $	178,416 63,078
Jason C. Lindsey	424		$7,335
Stormy D. Simon	—		—
Steven P. Tryon	—		—

(1)
Calculated by multiplying the number of shares purchased by the difference between the exercise price and the market price on the date of exercise.

Compensation of Directors

        We pay our non-employee directors $20,000 annually at the rate of $5,000 per quarter, and grant options to our non-employee directors, generally at the first Board meeting after the director first joins the Board, and then periodically thereafter. In 2006 we granted options to our non-employee directors, to purchase 5,000 shares each, on April 25, 2006. We also reimburse our directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings. Haverford Valley, L.C., an affiliate of the Company, and certain affiliated entities which make travel arrangements for our executives, also occasionally make travel arrangements for directors to attend Board meetings, for which we reimburse Haverford Valley at rates not in excess of commercially available airline rates. The following table sets forth information concerning compensation paid or accrued by the Company to each non-employee member of the board of directors during the year ended December 31, 2006.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Allison H. Abraham	$20,000	$103,465	$123,465
John J. Byrne(2)	$15,000	$66,205	$81,205
John A Fisher(3)	$20,000	$104,152	$124,152
Ray J. Groves	$20,000	$90,593	$110,593
Gordon S. Macklin(4)	$20,000	$95,730	$115,730

(1)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R) without regard to estimated forfeitures, and thus includes amounts from awards granted in and prior to 2006. At December 31, 2007, the number of options held by each non-employee director were as follows: Allison H. Abraham: 40,000; John J. Byrne: 0; John A. Fisher: 25,000; Ray J. Groves: 20,000; and Gordon S. Macklin: 32,058.

(2)
Mr. John Byrne resigned from the Board on July 31, 2006.

(3)
Mr. Fisher resigned from the Board on February 23, 2007.

(4)
Mr. Macklin passed away on January 30, 2007.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

        As described in the Compensation Discussion and Analysis included in this proxy statement, none of our Named Executive Officers has any contractual right to any severance or change of control payments under any employment or severance agreement. Our Named Executive Officers hold options issued under our stock option plans, and have certain payment rights under our Performance Share Plan, and the vesting of options or rights issued under those plans may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the Named Executive Officer within a period of time after a change of control has occurred or, under the Performance Share Plan, in connection with the sale of a business unit by the Company or a termination of the Named Executive Officer without cause or a constructive termination of the Named Executive Officer. These provisions do not discriminate in scope, terms or operation in favor of the executive officers of the Company. If a triggering event under the Performance Share Plan had taken place on December 31, 2006, each Named Executive Officer would have received $0. If a triggering event under the 2005 Equity Incentive Plan had taken place on December 31, 2006, the vesting of options held by Named Executive Officers could have been accelerated, but no additional payments or other benefits would have been paid as a result of the acceleration.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2006 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	1,011,000	$18.97	1,112,000
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	1,011,000	$18.97	1,112,000

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

        The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process.

        The Audit Committee is composed solely of independent directors, as defined by Nasdaq rules, and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

        As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board.

        The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

        The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements for each of the three years in the period ended December 31, 2006, (ii) management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2006, (iii) PricewaterhouseCoopers LLP's evaluation of management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2006, and (iv) PricewaterhouseCoopers LLP's evaluation of the effectiveness of the Company's internal control over financial reporting as of December 31, 2006. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Following the Committee's discussions with management and the independent registered public accounting firm, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report in Form 10-K for the year ended December 31, 2006.

Members of the Audit Committee

Ray J. Groves
Allison H. Abraham
Barclay (Clay) F. Corbus

SHARE OWNERSHIP OF MANAGEMENT, DIRECTORS, NOMINEES AND 5% STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2006 by the following individuals or groups:

  •
  each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;

  •
  each of our Named Executive Officers;

  •
  each of our directors and nominees; and

  •
  all directors and executive officers as a group.

        The table is based upon information supplied by officers, directors, nominees and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated below or in the referenced filings on Schedule 13G, and subject to applicable community property laws, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentages are based on 23,413,002 shares of common stock outstanding as of December 31, 2006, as adjusted as required by rules promulgated by the SEC.

	Shares Beneficially Owned
Beneficial Owner (Name and Address)
	Number		Percent
5% Stockholders
High Plains Investments LLC 700 Bitner Road Park City, Utah 84098	5,592,127	(1)	23.9%
Fairfax Financial Holdings Limited 95 Wellington Street West, Suite 800 Toronto, Ontario Canada MSJ 2N7	3,872,481	(2)	16.5%
Chou Associates Management Inc. 95 Wellington Street West, Suite 710 Toronto, Ontario Canada MSJ 2N7	2,323,999	(3)	9.9%
AXA Financial, Inc. and affiliates 1290 Avenue of the Americas New York, New York 10104	1,969,943	(4)	8.4%
Directors and Executive Officers
Patrick M. Byrne	6,815,514	(5)	29.1%
Jason C. Lindsey	164,109	(6)	*
Allison H. Abraham	31,200	(7)	*
Ray J. Groves	10,400	(8)	*
Barclay (Clay) F. Corbus	750	(9)	*
Stephen P. Tryon	36,900	(10)	*
Jonathan E. Johnson III	71,800	(11)	*
David K. Chidester	50,143	(12)	*
Stormy D. Simon	35,305	(13)	*
Directors and Executive Officers as a Group (9 persons)	7,216,121		30.8%

*
Less than 1% of the outstanding shares of common stock.

(1)
Patrick M. Byrne, our Chief Executive Officer and Chairman of our Board of Directors, holds 100% of the voting interest in and controls High Plains Investments LLC. Voting and dispositive power are shared.

(2)
Reference is hereby made to the Schedule 13G filed by Fairfax Financial Holdings Limited and other reporting persons for information about the number of shares held by each and the nature of the beneficial ownership of each such person as of December 31, 2006.

(3)
Reference is hereby made to the Schedule 13G filed by Chou Associates Management Inc. and other reporting persons for information about the number of shares held by each and the nature of the beneficial ownership of each such person as of December 31, 2006.

(4)
Reference is hereby made to the Schedule 13G filed by AXA Financial, Inc. and other reporting persons for information about the number of shares held by each and the nature of the beneficial ownership of each such person as of December 31, 2006.

(5)
Patrick M. Byrne's shares include 5,592,127 shares held by High Plains Investments LLC, as to which voting and investment power are shared, and 119,972 shares issuable under stock-based awards.

(6)
Mr. Lindsey's shares include 10,531 shares issuable under stock-based awards.

(7)
Ms. Abraham's shares include 28,700 shares issuable under stock-based awards.

(8)
Mr. Groves' shares include 5,400 shares issuable under stock-based awards.

(9)
Mr. Corbus' shares are held in a margin account and are pledged to secure indebtedness.

(10)
Mr. Tryon's shares include 22,400 shares issuable under stock-based awards.

(11)
Mr. Johnson's shares include 71,800 shares issuable under stock-based awards.

(12)
Mr. Chidester's shares include 35,790 shares issuable under stock-based awards. The balance of the shares are held in a margin account and are pledged to secure indebtedness.

(13)
Ms. Simon's shares include 35,179 shares issuable under stock-based awards.

OTHER INFORMATION

Certain Relationships and Related Transactions

        Since January 1, 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions requiring disclosure under Item 404 of Regulation S-K other than the transactions described below.

        From time to time Haverford Valley, L.C. and certain affiliated entities make travel arrangements for our executives and pay the travel related expenses incurred by our executives on Company business. In 2006 we reimbursed Haverford Valley, L.C. $267,000 for these expenses. The amounts we pay to Haverford Valley, L. C. as reimbursement of air travel expenses are at rates not in excess of commercially available airline rates. The other amounts we reimburse to Haverford Valley, L.C. are reimbursed at its actual cost.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's common stock, to file certain reports regarding ownership of, and transactions in, the Company's securities with the SEC. Such officers, directors, and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on a review of reports filed by, and on written representations from, its officers, directors and 10% stockholders, the Company believes that during 2006, all of its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of Company common stock under Section 16(a) of the Securities Act of 1934.

Deadline For Receipt of Stockholder Proposals

        If you wish to submit a proposal for possible inclusion in our 2008 proxy material, we must receive your notice, in accordance with rules of the SEC and the Company's Bylaws on or before November 26, 2007. The proposal(s) should be mailed to our Secretary at our principal executive offices at 6350 South 3000 East, Salt Lake City, Utah 84121. If you intend to submit a proposal at the 2008 Annual Meeting but do not intend to include the proposal in our proxy statement for that meeting, you must provide appropriate notice to us on or before January 26, 2008. Our bylaws contain specific requirements regarding a stockholder's ability to nominate a candidate for director or to submit a proposal for consideration at an upcoming annual meeting. If you would like a copy of the requirements contained in our bylaws, please contact our Secretary at the address shown above.

Costs of Proxy Solicitation

        The solicitation is made on behalf of the Board of Directors of the Company. The Company will pay the cost of soliciting these proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

        Without receiving additional compensation, officials and regular employees of the Company may solicit proxies personally, by telephone, fax or email from stockholders if proxies are not promptly received. We have also hired Georgeson Shareholder Communications to assist in the solicitation of proxies at a cost of approximately $3,500 plus out-of-pocket expenses.

        An Annual Report on Form 10-K, excluding exhibits, for the fiscal year ended December 31, 2006 is enclosed with this Proxy Statement. You may obtain an additional copy without charge by sending a written request to Overstock.com, Inc., Attention Investor Relations, 6350 South 3000 East, Salt Lake City, Utah 84121. The Annual Report is also available on our website at www.overstock.com.

Voting by Internet or Telephone

        For shares of common stock that are registered in the name of the stockholder directly with our transfer agent, Computershare Trust Company, you may vote in person, by returning the enclosed proxy card or by Internet or telephone. Specific instructions to be followed by any registered stockholder interested in voting by Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that stockholders' instructions have been properly recorded.

        For shares of common stock that are beneficially owned by a stockholder and held in "street name" through a bank or brokerage, the stockholder may be eligible to vote such shares electronically by Internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program, which provides eligible stockholders who receive a paper copy of our proxy statement and annual report the opportunity to vote by Internet or telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

        Stockholders voting via the Internet or telephone should understand that there may be costs associated with Internet or telephone access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

By Order of the Board,

Jonathan E. Johnson III Secretary

March 30, 2007
Salt Lake City, Utah

Overstock.com, Inc.
6350 South 3000 East Salt Lake City, Utah 84121
(801) 947-3100 www.overstock.com Nasdaq: OSTK

Exhibit A.

Performance Share Plan

OVERSTOCK.COM
Performance Share Plan
(amended and restated as of May 15, 2007)

        The Purpose of the Plan:

1.
The purpose of the Plan is to advance the interest of Overstock.com, Inc. (the "Company") and its owners by providing executive incentives and by providing for a reasonable sharing of the financial performance of the enterprise.

2.
Summary:    From time to time the Board of Directors of the Company (the "Board") may grant to an executive of the Company an award of Performance Shares. Each Performance Share shall have the financial value equal to the market value per share, conditioned upon attainment of a stated Performance Goal over the Award Period specified in the Grant. At the end of the Award Period, the Board (or the Committee, in the case of a Qualified Performance-Based Award) will determine the degree of attainment of the Performance Goal and will assign a Harvest Percentage based on that determination. Each matured Performance Share will then be exchanged for a cash payment equal to the market value of a share of common stock of the Company as of the last day of the Award Period as set forth in the grant agreement ("Financial Value") multiplied by the Harvest Percentage. Notwithstanding anything in this Plan to the contrary, no Participant shall receive payments pursuant to awards of Performance Shares under this Plan that exceed $5,000,000 in any calendar year. The maximum aggregate payments to all Participants made pursuant to awards of Performance Shares granted under the Plan shall not exceed $40,000,000.

3.
Administration:

(a)
Administration by the Board:    The Plan shall be administered by the Board. The Board shall have the authority to select the executives who shall be participants, to determine the size and terms of an award, to modify the terms of any award that has been granted, to determine the time when awards will be made, to determine the Award Periods applicable to an award, to determine the Harvest Percentages applicable to an award, to determine the terms of a Participant's grant agreement (which need not be identical or uniform), to establish Performance Goals in respect of such Award Periods and to certify whether such Performance Goals were attained (except with respect to Qualified Performance-Based Awards) and to make such other determinations that are not prohibited by this Plan. With respect to Qualified Performance-Based Awards, the Board shall designate a committee, which shall be solely composed of not less than two Outside Directors and shall be appointed by and serve at the pleasure of the Board (the "Committee"), to establish Performance Goals in respect of such Award Periods and to certify whether such Performance Goals were attained. The Board is authorized to interpret the Plan to establish, amend and rescind any rules and regulations relating to the Plan and to make any other determinations that it deems necessary or desirable. Any decision of the Board in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. Determinations made by the Board under the Plan need not be uniform and may be made selectively among Participants regardless of whether such Participants are similarly situated. The Board shall have the right to deduct from any payment made under the Plan any taxes required by law to be withheld with respect to such payment. The Board may delegate its duties hereunder to its Compensation Committee or the Committee.

  (b)
  Administration by the Committee:    With respect to Qualified Performance-Based Awards, the Committee shall have the sole authority to establish Performance Goals in respect of the Award Periods applicable to such Qualified Performance-Based Awards and to certify, in writing, whether such Performance Goals and any other material terms were satisfied prior to the payments being made pursuant to such awards. The Committee is authorized to interpret the Plan as it relates to the Performance Goals of Qualified Performance-Based Awards and to make any other determinations that it deems necessary or desirable with respect to the Performance Goals of Qualified Performance-Based Awards. Any decision of the Committee in the interpretation and administration of the Performance Goals of Qualified Performance-Based Awards shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants regardless of whether such Participants are similarly situated.

4.
Eligibility and Participation:    The Board shall designate those executives who shall be Participants. Participants shall be selected from among the executives who are in a position to have a material impact on the financial results of the Company. The designation of the Participants may be made individually or by groups or classifications of executives, as the Board deems appropriate. Executives shall not have a right to be designated as Participants and the designation of an executive as a Participant shall not obligate the Board to continue such executive as a participant in subsequent periods.

5.
Grants:

(a)
Grant:    In each Grant, the Board (or the Committee, in the case of a Qualified Performance-Based Award) shall specify, among other matters, (i) the number of Performance Shares awarded, (ii) the Award Period, (iii) the Performance Goals to be attained within the Award Period, (iv) the method for determining the Harvest Percentage based upon the level of achievement of the Performance Goals, and (v) the maximum Award Payment.

(b)
Performance Goals:    The Performance Goals for any award of Performance Shares shall be as determined by the Board (or by the Committee, in the case of Qualified Performance-Based Awards) and as stated in the grant agreement. Normally, the Performance Goal will be based on some reasonable measure of growth in Economic Value per share of the enterprise, or on some similar measure of financial performance.

(c)
Payment:    As soon as practicable after the end of the Award Period, the Board (or the Committee, in the case of Qualified Performance-Based Awards) shall determine (i) whether the applicable Performance Goals have been attained with respect to a given award and (ii) the Harvest Percentage applied to a given award. At the end of the Award Period the Board shall ascertain the actual value of the award. Notwithstanding anything to the contrary, with respect to Qualified Performance-Based Awards, no payment shall be made with respect to such awards until the Committee certifies, in writing, that the applicable Performance Goals and any other material terms have been satisfied. Unless otherwise determined by the Board or otherwise set forth in a grant agreement, the actual value of an award shall be equal to the Financial Value of the Performance Shares multiplied by the Harvest Percentage. A Participant's actual value will be settled through a cash payment to the Participant no later than March 15 of the calendar year immediately following the last day of the Award Period. Notwithstanding the above, the Board, in its sole discretion, may settle any payment, or portion thereof, made pursuant to this Plan (including any payment, or portion thereof, under any Award made prior to the approval of this Plan by the stockholders, as long as the stockholders shall have approved this Plan prior to the payment of the amount payable under any such Award) in shares of common stock of the Company in lieu of cash based on the market value of the shares of common stock determined as of a date that is no more than ten (10) days prior to the date of payment. Any shares of common stock of the Company paid to a Participant pursuant to the prior sentence may be registered under the Securities Act of 1933 or, subject to applicable securities laws, may be issued in an unregistered transaction. Notwithstanding anything in this Section 5(c) to the contrary, the total number of shares of common stock of the Company that may be issued under the Plan shall not exceed 392,000.

6.
Termination of Employment:    Except as set forth in Section 7 or otherwise set forth in a grant agreement a Participant shall immediately forfeit all outstanding awards upon any termination of employment prior to the end of the applicable Award Period. The Board may at its discretion provide that if a Participant dies, retires, is disabled, or is granted a leave of absence, or if the Participant's employment is otherwise terminated in a manner reasonably judged to be not seriously detrimental to the Company, then all or a portion of the Participant's award that would have otherwise been paid under Section 5(c), as determined by the Board, may be paid to the Participant (or beneficiary) at the time set forth in Section 5(c).

7.
Change of Control:

(a)
If a Termination event occurs with respect to a Participant within 24 months after a Change of Control, then each award held by such Participant that was granted prior to the Change of Control shall be cancelled and such Participant shall be entitled to receive in respect of each such canceled award a payment equal to the product of (i) the Financial Value (provided that the market value shall be determined as of the date of the Change of Control) of 100% of the Performance Shares and (ii) the applicable Harvest Percentage. Such payment shall be made on the date of termination of the Participant's employment or as soon as administratively feasible thereafter, but in no event after the later of (i) the last day of the calendar year in which the Participant's employment terminates, or (ii) the fifteenth (15th) day of the third calendar month following the date of termination of the Participant's employment. The applicable Harvest Percentage will be determined based on the extent to which the Performance Goal has been achieved as of the last day of the calendar quarter ending prior to the date of the applicable Termination event.

(b)
Notwithstanding anything herein to the contrary, if, following a Change of Control, a Participant's employment remains continuous through the end of an Award Period, then the Participant shall be paid with respect to those awards for which he would have been paid had there not been a Change of Control, and the actual value and time of payment shall be determined in accordance with Section 5 above.

8.
Code Section 409A:    Notwithstanding anything in this Plan to the contrary, in the event that a Participant is deemed to be a "specified employee" within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), no payment that is "deferred compensation" subject to Code Section 409A shall be made to the Participant prior to the date that is six (6) months after the date of the Participant's separation from service (as defined in Code Section 409A) or, if earlier, the Participant's date of death.

9.
Amendments or Termination:    The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair any of the rights or obligations under any award theretofore granted to a Participant without such Participant's consent; provided, however, that the Board may amend the Plan in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Code, or any successor thereto, or other applicable laws. Notwithstanding anything in this Section 9 to the contrary, the Board may not adjust upward the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code.

10.
No Right to Employment:    Neither the Plan nor any action taken hereunder shall be construed as giving any Participant or other person any right to continue to be employed by, or to continue to perform services for, the Company or any subsidiary, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and its subsidiaries.

11.
Nontransferability of Awards:    An award shall not be transferable or assignable by the Participant, other than as described in Section 17 of this Plan.

12.
Reduction of Awards:    Notwithstanding anything to the contrary herein, the Board, in its sole discretion (but subject to applicable law), may reduce any amounts payable to any Participant hereunder in order to satisfy any liabilities owed to the Company or any of its subsidiaries by the Participant.

13.
Participation of Subsidiaries:    If a subsidiary wishes to participate in the Plan and its participation shall have been approved by the Board, the Board of Directors of the subsidiary shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the subsidiary in the Plan. A subsidiary that adopts the Plan in accordance with the Section shall be permitted to rename the Plan under the name of such subsidiary. A subsidiary may cease to participate in the Plan at any time by action of the Board or by action of the Board of Directors of such subsidiary, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the subsidiary's Board of Directors taking such action. Termination of participation in the Plan shall not relieve a subsidiary of any obligations theretofore incurred by it under the Plan. The Board in its discretion may waive compliance with any provisions in this section.

14.
Claims Procedure:    In general, any claim for benefits under the Plan shall be filed with the Board of Directors by a Participant or beneficiary. The Board will consider the claim promptly.

15.
Miscellaneous Provisions:    The Company is the sponsor and legal obligor under the Plan and shall make all payments hereunder, other than any payments to be made by any of the subsidiaries, as described below (in which case such payments shall be made by such subsidiary, as appropriate). If a subsidiary adopts the Plan in accordance with Section 12, the subsidiary shall be responsible for all payments made under the Plan for Awards granted by the Board of Directors of the subsidiary including expenses involved in administering the Plan at the subsidiary level. The Plan is unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any amounts under the Plan, and the Participant's rights to any payment hereunder shall be no greater than the rights of the Company's (or the applicable subsidiary's) unsecured creditors. All references to Sections herein shall be deemed to be references to the specified sections of this Plan.

16.
Taxes:    The Company and its subsidiaries shall have the right to deduct from any payment made under the Plan any taxes required by law to be withheld with respect to such payment. The Board, in its sole discretion, may permit withholding obligations to be settled with common stock of the Company, including common stock of the Company that is part of the award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with common stock of the Company. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Board may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with common stock of the Company.

17.
Choice of Law:    The Plan shall be governed by and construed in accordance with the laws of Utah.

18.
Designation of Beneficiary by Participant:    A Participant may name a beneficiary to receive any payment to which he/she may be entitled in respect to a Grant in the event of his/her death. A Participant may change his/her beneficiary from time to time. If the Participant has not designated a beneficiary, or if no designated beneficiary is living on the date on which any amount becomes payable, that amount shall be paid to the Participant's estate.

19.
Schedule of Definitions:    The attached Schedule of Definitions shall be considered an integral part of this Plan.

20.
Effective Date of the Plan:    The Plan was originally effective as of January 1, 2006 and has been amended and restated effective as of the date of approval of this Plan by the stockholders of the Company.

21.
Shareholder Approval:    The grant of all Qualified Performance-Based Awards are conditioned on the approval of this Plan by the shareholders of the Company. If this Plan is not approved by the stockholders, then the Plan as originally adopted by the Board (and as thereafter amended or modified by the Board to the extent that stockholder approval of such amendments is not required) shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Plan to be executed this            day of                        , 2007.

OVERSTOCK.COM, INC.
By:	Patrick M. Byrne CEO

        Schedule of Definitions:    terms used in the Plan or in a Grant shall have the following meanings:

        Change of Control:    shall mean If any person or group (within the meaning of sections 13(d) or 14(d)2 of the Exchange Act) other than members of the Byrne Family own thirty-five percent or more of the then outstanding common stock of the Company.

        Economic Value (EV):    shall mean the economic value of the Company calculated consistent with the regularly calculated EV in the financial account prepared by the controller in accordance with the EV definition adopted by the Board at the beginning of award period.

        Economic Value Per Share:    shall mean the EV divided by the number of fully diluted common shares outstanding.

        Grant:    shall mean an offer by the Board to an executive to participate in the Performance Share Plan. Such Grant will specify the number of Performance Shares being granted, the Performance Goal, the Award Period, the method for judging attainment of the goal and for setting the Harvest Percentage, a maximum award value if any, and other relevant terms.

        Harvest Percentage:    shall be determined by the Board at the end of the Award Period specified in the Grant, and will represent the Board's judgment of the degree to which the Company's actual financial performance has met the Performance Goal specified in the Grant. Normally the Harvest Percentage will range from 0% thru 200% according to a scale specified in the Grant. This Harvest Percentage will then be multiplied by the market value of the Performance Shares granted, to produce the actual cash value of the Grant.

        Performance Share:    a unit granted to an executive under the Performance Share Plan. The unit will have the financial equivalence of a share of common stock in the Company, conditioned upon the attainment of a specified Performance Goal over a specified Award Period.

        Related Employment:    shall mean the employment of a participant by an employer who is not the Company or an affiliate of the Company, provided (i) such employment is undertaken by the participant and continued at the request of the Company; (ii) immediately prior to undertaking such employment the participant was an employee of the Company, or any of its affiliates or was engaged in related employment; and (iii) such employment is recognized by the Board, in its sole discretion, as related employment.

        Termination event:    shall be considered for this plan to be a Termination Without Cause or to be a Constructive Termination.

  a.
  Termination Without Cause: A termination of the Participant's employment with the Company or a subsidiary by the Company or the subsidiary other than (i) due to the Participant's death or disability as defined in the Performance Plan Grant, or (ii) for Cause. A transfer of a Participant's employment to an affiliate of the Company shall not, by itself, be considered a Termination without Cause hereunder. For this purpose, "Cause" shall mean (a) an act or omission by the Participant that constitutes a felony, (b) willful gross negligence or willful gross misconduct by the Participant in connection with his employment by the Company or by a subsidiary which causes, or is likely to cause, material loss or damage to the Company. Notwithstanding anything herein to the contrary, a termination of a Participant's employment with the Company or one of its subsidiaries due solely to the consummation of a corporate transaction described in clause (i) of the definition of Change in Control shall not be deemed to be a "Termination Without Cause" if the Participant is employed by the acquiror or one of its affiliates and the acquiror or one of its affiliates formally assumes the Company's obligations under this Plan or places the Participant in a similar or like plan with no diminution of the value of the awards granted.

  b.
  Constructive Termination. A termination of employment with the Company and its affiliates at the initiative of the Participant that the Participant declares, by prior written notice delivered to the Secretary of the Company, to be a Constructive Termination by the Company or an affiliate and which follows (i) a material decrease in his/her salary or (ii) a material diminution in the authority, duties or responsibilities of his/her position as a result of which the Participant determines in good faith that he/she cannot continue to carry out his/her job in substantially the same manner as it was intended to be carried out immediately before such diminution. Notwithstanding anything herein to the contrary, a Constructive Termination shall not occur until and unless 30 days have elapsed from the date the Company receives such written notice from the Participant and, during that period, the Company fails to cure, or cause to be cured, the circumstance serving as the basis on which the declaration of Constructive Termination is given.

[FORM OF GRANT]

OVERSTOCK.COM

PERFORMANCE SHARE PLAN

20    -20    Grant

        THIS GRANT is made, effective as of                        , between Overstock.com, Inc. (the "Company") and (the "Participant").

RECITALS:

        WHEREAS, the Company has adopted the Performance Share Plan ("Plan"), which Plan is incorporated herein by reference and made part of this Grant; and

        WHEREAS, the Board has determined that it would be in the best interest of the Company and its owners to grant the award provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

        NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

        1.    Grant:    Subject to the terms and conditions of the Plan and the additional terms and conditions set forth in this Grant, the Company hereby grants to the Participant a Performance Share Award of shares.

        2.    Award Period:    The Award Period shall be                        through                         .

        3.    Performance Goal:    The Performance Goal shall be a 25% return on equity, measured by compounded growth in EV per share of the Company.

        4.    Harvest Percentage:    Shall be dependent on the extent to which the Performance Goal is attained, and shall be determined as follows:

Growth in Economic Value	Harvest Percentage
10% or lower	0%
25%	100%
40% or higher	200%

        For percentage growth between 10% and 40%, the Harvest Percentage will be determined on the basis of straight line interpolation.

        5.    Award Payment:    Subject to all terms and conditions of the Plan, the Participant's actual value at the end of the Award Period will be settled through a cash, stock or combined payment to the Participant. Unless otherwise determined by the Board or otherwise set forth in a Grant, a Participant's actual value with respect to an Award shall be equal to the then market value of the shares multiplied by the Harvest Percentage. If the Company receives stockholder approval to do so, the Board may consider settlement with common stock, if the participant so requests. Nothwithstanding any other provision of this Grant, the Award, or the Plan, the maximum Award payment made pursuant to this Notice of Grant and the Award granted hereunder shall not exceed $5,000,000. Any such payment hereunder shall be made so as not to cause the application of penalties under Section 409A of the Internal Revenue Code.

        6.    Termination of Employment:    Except as provided in Section 6 or Section 7 of the Plan, this Award shall be canceled, and no payment shall be payable hereunder, if the Participant's continuous employment or Related Employment with the Company shall terminate for any reason prior to the end of the Award Period.

        7.    Successor Requirement:    This Grant shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company shall request any purchaser of a business unit in which the Participant is employed (a "Purchaser"), to fully assume the obligations of the Company under this Grant. If a Purchaser declines to assume such obligations, the Company shall remain obligated under the terms of this Grant and the Board, in its sole discretion, may elect to cancel the Grant and to make an Award Payment based on the applicable measures at the time of purchase or in accordance with Section 7 of the Plan, if the Plan's Change in Control provisions are applicable. Any such payment hereunder shall be made so as not to cause the application of penalties under Section 409A of the Internal Revenue Code.

        8.    Definitions:    All terms not otherwise defined herein shall have the same meaning as in the Plan.

        9.    Withholding:    The Participant agrees to make appropriate arrangements with the Company for satisfaction of any applicable income tax withholding requirements, including the payment to the Company, at the termination of the Award Period (or such earlier or later date as may be applicable under the Code), of all such taxes and other amounts, and the Company shall be authorized to take such action as may be necessary, in the opinion of the company's counsel (including, without limitation, withholding amounts from any compensation or other amount owing from the Company to the Participant), to satisfy all obligations for the payment of such taxes and other amounts.

        10.    Reduction of the Award:    Notwithstanding anything to the contrary herein, the Board, in its sole discretion (but subject to applicable law), may reduce any amounts payable to the Participant in order to satisfy any liabilities owed to the Company by the Participant.

        11.    No Right to Continued Employment:    Neither the Plan nor this Grant shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any of its subsidiaries. Further, the Company may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Grant, except as otherwise expressly provided in the Plan and in this Grant. In addition, nothing herein shall obligate the Company to make future Grants to the Participant.

        12.    Award Subject to Plan:    By entering in this Grant the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and that this Award is subject to all of the terms and provisions set forth in the Plan and in this Grant. In the event of a conflict between any term or provision contained in this Grant and a terms or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

        13.    Designation of Beneficiary by Participant:    A Participant may name a beneficiary to receive any payment to which he/she may be entitled in respect of this Award in the event of his/her death, by notifying the Company. A Participant may change his/her beneficiary from time to time in the same manner. If the Participant has not designated a beneficiary or if no designated beneficiary is living on the date on which any amount becomes payable to a Participant's beneficiary, that amount shall be paid to the Participant's estate.

        14.    Notices:    Any notice necessary under this Grant shall be addressed to the Company at its primary corporate headquarters and to the Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as such party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

        15.    Signature in Counterparts:    This Grant may be signed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        16.    Special 2006-2008 Understanding with Respect to Early Partial Distribution:    For this 2006-2008 Grant only, the Company, in its sole discretion, may, at the end of the second calendar year during the Award Period, distribute 2/3 of the expected value of this Grant to the Participant, provided that the Participant's continuous employment or Related Employment with the Company has not terminated prior to December 31, 2007. Such distribution, if made, shall be made no later than March 15, 2008. The expected value of the Grant will be calculated by the Controller and approved by the Board or the Compensation Committee. The expected value may include a margin for unexpected unfavorable developments. The amount of the distribution will be based on the fair market value of the stock as of the date the distribution is made. If a distribution is made pursuant to this paragraph, the value of the Grant as of any future date shall be offset by the amount distributed pursuant to this paragraph. Notwithstanding anything herein to the contrary, no distribution may be made pursuant to this paragraph if any portion of this Grant ceases to be subject to a substantial risk of forfeiture for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, prior to January 1, 2007.

        IN WITNESS WHEREOF, the parties hereto have executed this Grant as of the effective date set forth above.

Participant	OVERSTOCK.COM, INC.
By
Name		Patrick M. Byrne President

Exhibit B.

Compensation Committee Charter

CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF
OVERSTOCK.COM, INC.

PURPOSE:

        The purpose of the Compensation Committee established pursuant to this charter is to discharge the Board's responsibilities relating to compensation of the Company's directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

        The Compensation Committee is also responsible for producing an annual report for inclusion in the Company's proxy statement and reviewing and approving the Compensation Discussion & Analysis and the supporting compensation disclosure materials that are included in the Company's proxy statement.

        The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

MEMBERSHIP:

        The Compensation Committee shall consist of a minimum of two (2) Non-employee Directors (as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended). In addition, the Compensation Committee members shall be "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC"). Each member shall also meet the independence standards of applicable law and of the Nasdaq Stock Market, Inc.

        The Compensation Committee members shall be appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES:

        The responsibilities of the Compensation Committee include:

  (i)
  Reviewing and approving the compensation policies for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors;

  (ii)
  Reviewing and approving all forms of compensation to be provided to the executive officers and directors of the Company;

  (iii)
  In consultation with senior management, reviewing and approving general compensation goals and guidelines for the Company's employees and the criteria by which bonuses and stock compensation awards to the Company's employees are determined;

  (iv)
  Acting as Administrator of the Company's equity compensation plans (the "Plans") within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may, (1) grant stock options, stock purchase rights and other awards permitted by the Plans to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended, in compliance with Rule 16b-3 thereunder), (2) amend such stock options or stock purchase

B-1

    rights to the extent permitted by the Plans and applicable law, and (3) take all other actions permitted under the Plans;

  (v)
  Reviewing and making recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance thereunder;

  (vi)
  Reviewing and making recommendations to the Board of Directors regarding other plans to be proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

  (vii)
  Reviewing and discussing with management the Company's disclosures under "Compensation Discussion and Analysis" (the "CD&A") to be included in the Company's annual report on Form 10-K and/or proxy statement, and based on such review and discussion, making a recommendation to the Board as to whether the CD&A should be included in the Company's annual report on Form 10-K and, as applicable, the Company's proxy statement; and

  (viii)
  Taking such other actions as the Compensation Committee deems necessary or appropriate in connection with its duties hereunder or as may be authorized by the Board.

COMMITTEE PERFORMANCE EVALUATION:

        The Committee shall produce and provide to the Board on an annual basis a performance evaluation of the Committee's performance of its duties under this charter. The evaluation shall also include any recommendations to improve the charter of the Committee. The performance evaluation shall be conducted in such a manner as the Committee deems appropriate. Any member of the Committee may present the evaluation to the Board either orally or in writing.

MEETINGS:

        It is anticipated that the Compensation Committee will meet at least twice each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES:

        The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

RESOURCES AND AUTHORITY:

        The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee may, at its discretion, also review the choice of any consultants or other experts recommended by management for the purpose of reviewing executive Company compensation. Authority to select, retain, terminate, and approve the fees and other retention terms of any compensation consultants retained to assist in the evaluation of director, CEO, or senior executive compensation shall be vested solely in the Committee.

B-2

Overstock.com, Inc.

MR. A. SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card                                                             123456                  C012456789                   12345

A Proposals—The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2 and 3.
1. Election of Director:	For	Withhold
01—Jason C. Lindsey	☐	☐
		For	Against	Abstain			For	Against	Abstain
2.	Approval of the Company's Performance Share Plan as described in the Proxy Statement.	☐	☐	☐	3.	Ratification of the selection of PricewaterhouseCoopers LLP as Overstock.com's independent accountants for 2007.	☐	☐	☐
B Non-Voting Items	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐
C Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below C

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.

C 1234567890                   J N T

2 2 D V                   0 1 2 5 4 11

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

Proxy—Overstock.com, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 15, 2007

The undersigned hereby appoints Patrick M. Byrne and Jonathan E. Johnson III, or either of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company") to be held at the warehouse of the Company located at 1455 South 5500 West, Salt Lake City, UT 84104, at 1:00 p.m. on May 15, 2007, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.